UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2010
BioCryst Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s telephone number, including area code): (205) 444-4600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements an Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), stockholders of the Company approved proposals to amend the Company’s Stock Incentive Plan (the “SIP”) to increase the number of shares available for issuance under the SIP by 1,300,000 shares to 8,829,930, and to amend the Company’s Employee Stock Purchase Plan (“ESPP”) to increase the number of shares available for issuance under the ESPP by 225,000 shares to 251,766, in each case by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. Copies of the Amended and Restated SIP and ESPP are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting was held on May 13, 2010 for the purpose of: (i) electing three directors to serve for a term of three years and until a successor is duly elected and qualified; (ii) amending the SIP to increase the number of shares available for issuance under the SIP by 1,300,000 shares to 8,829,930; (iii) amending the ESPP to increase the number of shares available for issuance under the ESPP by 225,000 shares to 251,766; (iv) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants; and (v) transacting such other business properly brought before the meeting.
The nominees for director were elected by the following votes:

	FOR	WITHHELD
John L. Higgins	15,823,444	336,481
Charles A. Sanders, M.D.	15,976,977	182,948
Beth C. Seidenberg, M.D.	15,900,474	259,451
In addition, there were 18,841,211 broker non-votes for each director.
The proposed increase in the number of shares available for issuance under the Company’s SIP was approved by the following votes:

FOR	14,604,551
AGAINST	1,387,730
ABSTAIN	167,644
BROKER NON-VOTES	18,841,211
The proposed increase in the number of shares available for issuance under the Company’s ESPP was approved by the following votes:

FOR	15,396,150
AGAINST	662,278
ABSTAIN	101,497
BROKER NON-VOTES	18,841,211
The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2010 was approved by the following votes:

FOR	34,316,576
AGAINST	587,676
ABSTAIN	96,884
There was no other business voted upon at the Annual Meeting.

Item 9.01 Financial Statements an Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan.
10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
		Name:	Alane Barnes
Date: May 18, 2010		Title:	General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan.
10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan.